Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

September 1, 2021 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to- date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 8/31/2021

	Current Month					Fiscal Year to Date					Current Month
	Estimated Sources of Distribution					Estimated Sources of Distribution					Estimated Percentages of Distribution
	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	0.07248	0.07248	0	0	0	0.85608	0.44355	0.08560	0	0.32693	100.00%	0.00%	0.00%	0.00%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 7/31/2021
			Annualized		Cumulative
			5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	Fiscal YTD Dist	NAV	Return on NAV	Dist Rate on NAV[1]	Return on NAV	Dist Rate on NAV1
ERH (FYE 8/31)	0.78360	12.95	6.82%	6.61%	14.76%	6.05%
[1] As a percentage of 7/31 NAV

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

October 1, 2021 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 9/30/2021

	Current Month					Fiscal Year to Date					Current Month
	Estimated Sources of Distribution					Estimated Sources of Distribution					Estimated Percentages of Distribution
	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	0.07314	0.03628	0.00511	0	0.03175	0.07314	0.03628	0.00511	0	0.03175	49.60%	7.00%	0.00%	43.40%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 8/31/2021
			Annualized		Cumulative
			5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	Fiscal YTD Dist	NAV	Return on NAV	Dist Rate on NAV[1]	Return on NAV	Dist Rate on NAV[1]
ERH (FYE 8/31)	0.85608	13.31	8.31%	6.43%	18.55%	6.43%
[1] As a percentage of 8/31 NAV

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

November 1, 2021 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 10/31/2021

	Current Month					Fiscal Year to Date					Current Month
	Estimated Sources of Distribution					Estimated Sources of Distribution					Estimated Percentages of Distribution
	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	0.07368	0.00558	0	0	0.06810	0.14682	0.04186	0.00511	0	0.09985	7.60%	0.00%	0.00%	92.40%

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 9/30/2021
			Annualized		Cumulative
			5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
	Fiscal YTD Dist	NAV	Return on NAV	Dist Rate on NAV[1]	Return on NAV	Dist Rate on NAV[1]
ERH (FYE 8/31)	0.07314	12.54	6.89%	7.09%	-5.25%	0.58%
[1] As a percentage of 9/30 NAV

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Wells Fargo Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

December 1, 2021 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 11/30/2021		Estimated Sources of Distribution
		Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	Current Month ($)	0.07424	0.06520	0	0	0.00904
	Current Month (%)	100.00%	87.80%	0.00%	0.00%	12.20%
	Fiscal Year to Date ($)	0.22106	0.10706	0.00511	0.00000	0.10889

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 10/31/2021
				Annualized		Cumulative
				5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
				Return on	Dist Rate	Return on	Dist Rate
		Fiscal YTD Dist	NAV	NAV	on NAV[1]	NAV	on NAV[1]
	ERH (FYE 8/31)	0.14682	12.91	7.93%	6.80%	-1.94%	1.14%
[1] As a percentage of 10/31 NAV

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Allspring Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

January 3, 2022 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 12/31/2021		Estimated Sources of Distribution
		Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	Current Month ($)	0.07434	0.04146	0.00329	0.00000	0.02959
	Current Month (%)	100.00%	55.80%	4.40%	0.00%	39.80%
	Fiscal Year to Date ($)	0.29540	0.14852	0.00840	0.00000	0.13848

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 11/30/2021
				Annualized		Cumulative
				5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
		Fiscal YTD Dist	NAV	Return on NAV	Dist Rate on NAV[1]	Return on NAV	Dist Rate on NAV[1]
	ERH (FYE 8/31)	0.22106	12.60	8.48%	7.04%	-3.79%	1.75%
1 As a percentage of 11/30 NAV

Allspring Utilities and High Income Fund (ERH)

CUSIP 94987E109

IMPORTANT NOTICE TO SHAREHOLDERS

February 1, 2022 – This Notice provides information about the sources of the Fund’s monthly distributions. You should not draw any conclusions about the Fund’s investment performance from the amount of this distribution or from the terms of the Fund’s Managed Distribution Plan.

The Fund estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with ‘yield’ or ‘income’.

The amounts and sources of distributions reported in this Notice are only estimates and are not being provided for tax reporting purposes. Sources include net investment income (NII), short-term capital gains (ST), long-term capital gains (LT) and paid in capital. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

The following table provides an estimate of the Fund’s distribution sources, reflecting the fiscal year-to-date cumulative amount of distributions. The Fund attributes these estimates equally to each regular distribution throughout the year. Consequently, the estimated information as of the specified month-end shown below is for the current distribution, and also represents an updated estimate for all prior months in the year.

Data as of 1/31/2022		Estimated Sources of Distribution
		Per Share Distribution	NII	LT Gains	ST Gains	Paid in Capital
ERH (FYE 8/31)	Current Month ($)	0.07440	0.01048	0.00106	0.00000	0.06286
	Current Month (%)	100.00%	14.10%	1.40%	0.00%	84.50%
	Fiscal Year to Date ($)	0.36980	0.15900	0.00946	0.00000	0.20134

The following table provides information regarding distributions and total return performance over various time periods. This information is intended to help you better understand whether returns for the specified time periods were sufficient to meet distributions.

Data as of 12/31/2021
			Annualized		Cumulative
			5-Year	Fiscal YTD	Fiscal YTD	Fiscal YTD
			Return on	Dist Rate	Return on	Dist Rate
	Fiscal YTD Dist	NAV	NAV	on NAV[1]	NAV	on NAV[1]
ERH (FYE 8/31)	0.29540	13.62	9.45%	6.48%	4.55%	2.17%
[1] As a percentage of 12/31 NAV